SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): February 17,
                              2004

                    COMTEX NEWS NETWORK, INC.
     (Exact name of registrant as specified in its charter)

Delaware               0-10541                   13-3055012
(State or other   (Commission File No.)   (Indentification No.)
jurisdiction of incorporation)

625 N. Washington St. Ste 301, Alexandria, Virginia       22314
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (703) 820-
2000


       4900 Seminary Road, Ste. 800, Alexandria, VA  22311
  (Former name or former address, if changed since last report)

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Item 7.        Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

          Exhibit No.      Description

          99.1             Press release dated February 17, 2004

Item 9.        Regulation FD Disclosure.

     The following information is furnished pursuant to this Item
9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On February 17, 2004, Comtex News Network, Inc. issued a press release disclosing financial results for the second quarter of fiscal year 2004. A copy of the press release is attached as
Exhibit 99.1 to this report.

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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              COMTEX NEWS NETWORK, INC.



DATE:  February 17, 2004           By:  /S/ C.W. GILLULY
                                   C.W. Gilluly
                                   Chairman and Interim Chief
                                   Executive Officer

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                          EXHIBIT INDEX

The following Exhibits are filed as part of this report:

      Exhibit No.    Description

        99.1         Press Release issued by Comtex News
                       Network, Inc. on February 17, 2004.

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